                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 31, 1996
                                                          ------------


                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
        -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Ohio                      1-11690                   34-1723097
        -------------------------------------------------------------------
(State or other Jurisdiction      (Commission                 (IRS Employer
     or incorporation)             File Number)          Identification Number)


               34555 Chagrin Boulevard, Moreland Hills, Ohio 44022
        -------------------------------------------------------------------


        Registrant's telephone number, including area code (216) 247-4700
                                                          -----------------

                                       N/A
        -------------------------------------------------------------------
          (Former name of former address, if changed since last report)

Item 5.  Other Events
- ---------------------

During 1995, the Company acquired 20 shopping centers at an aggregate of $303 million including its 50% ownership interest in the ten Community Center Properties. This Form 8-K is being filed to update the pro forma financial information reported in the December 1, 1995 Form 8-K through the year ended December 31, 1995. In addition this pro forma financial information reflects the Company's financing activities which occurred during the period January 1, 1996 to May 28, 1996. Such financing transactions include the issuance of 175,000 depositary shares representing 9.44% Class B Cumulative Redeemable Preferred Stock, 2,611,500 Common Shares and $53 million of Medium Term Notes. The proceeds from these offerings were primarily used to repay borrowings outstanding under the Company's revolving credit facilities and mortgage debt.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
- ---------------------------------------------------------------------------

Pro Forma Financial Information (unaudited)
- -------------------------------------------

Unaudited pro forma financial information is presented as follows:

o Pro forma condensed consolidated balance sheet as of December 31, 1995.

o Pro forma condensed consolidated statement of operations for the year ended December 31, 1995.

o Estimated twelve-month pro forma statement of taxable net operating income and operating funds available.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
INDEX TO PRO FORMA FINANCIAL STATEMENTS
DECEMBER 31, 1995
- --------------------------------------------------------------------------------

                                                                                           Page
                                                                                           ----
DEVELOPERS DIVERSIFIED REALTY CORPORATION
(PRO FORMA (UNAUDITED) ):
         Condensed Consolidated Balance Sheet as of December 31, 1995 ...............      F-2
         Condensed Consolidated Statement of Operations for the year ended
           December 31, 1995 ........................................................      F-5
         Estimated Twelve Month Pro Forma Statement of Taxable Net Operating
           Income and Operating Funds Available .....................................      F-10

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1995

- --------------------------------------------------------------------------------
(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet is presented as if the following refinancings had occurred as of December 31, 1995:
(i) the sale by the Company of 175,000 depositary shares representing 9.44% Class B Cumulative Redeemable Preferred Stock in January 1996, (ii) the sale by the Company of 2,611,500 common shares in March 1996 and (iii) the sale by the Company of $53 million of Medium Term Notes in the first quarter of 1996. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Developers Diversified Realty Corporation Form 10-K for the year ended December 31, 1995.

The unaudited pro forma condensed consolidated balance sheet does not purport to represent what the actual financial position of the Company would have been at December 31, 1995, nor does it purport to represent the future financial position of the Company.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1995

                                                            (Dollars in Thousands)
- ----------------------------------------------------------------------------------
(unaudited)
                                     Company      Pro Forma             Company
                                     Historical   Adjustments           Pro Forma
                                     --------------------------------------------
Assets:
    Real estate, net                 $ 728,333    $                     $ 728,333
    Cash and cash equivalents               12       25,496 (b)            25,508
    Other assets                        18,525                             18,525
    Investment in and advances to
      joint ventures                    83,190                             83,190
                                     ---------    ---------             ---------
           Total Assets              $ 830,060    $  25,496             $ 855,556
                                     =========    =========             =========

Liabilities:
     Indebtedness:
       Senior notes                  $ 103,732    $  53,000(c)          $ 156,732
       Convertible debentures           60,000         --                  60,000
       Revolving credit agreements      87,500      (87,500)(a)(b)(c)        --
       Construction loans               14,851         --                  14,851
        Mortgages payable              139,643      (19,575)(c)           120,068
                                     ---------    ---------             ---------
             Total indebtedness        405,726      (54,075)              351,651

        Other liabilities               20,172         --                  20,172
                                     ---------    ---------             ---------
            Total Liabilities          425,898      (54,075)              371,823
                                     ---------    ---------             ---------

Shareholders' equity:
     Class A Preferred Shares          105,375                            105,375
     Class B Preferred Shares           40,000        4,375 (a)            44,375
     Non-cumulative preferred
        shares                            --           --
     Common shares                       1,897          261 (b)             2,158
     Paid-in-capital                   291,843       75,128 (b)           366,778
                                                       (193)(a)
    Accumulated dividends in excess
        of net income                  (34,953)        --                 (34,953)
                                     ---------    ---------             ---------
                                       404,162       79,571               483,733
                                     ---------    ---------             ---------
    Total Liabilities and
       Shareholders' Equity          $ 830,060    $  25,496             $ 855,556
                                     =========    =========             =========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1995

- --------------------------------------------------------------------------------
(Unaudited)


(a) Represents the sale by the Company of 175,000 depositary shares representing 9.44% Class B Cumulative Redeemable Preferred Stock and the use of proceeds thereof. The net proceeds to the Company, after underwriting discounts and offering costs, were $4,182,000 and were used to repay borrowings under the revolving credit agreements.

(b) Represents the sale by the Company of 2,611,500 common shares and the use of proceeds thereof. The net proceeds to the Company after underwriting discounts and offering costs were $75,389,000. The remaining cash balance will be used to fund development and expansion activities.

(c) Represents the sale by the Company of $53 million of Medium Term Notes and the use of proceeds thereof. The net proceeds to the Company were used as follows:

          Repayment of:
               Mortgages                      $19,575
               Revolving Credit Agreements     33,425
                                              -------
                                              $53,000
                                              =======

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

- --------------------------------------------------------------------------------
(Unaudited)

     The unaudited pro forma condensed statement of operations for the year ended December 31, 1995 is presented as if each of the following transactions had occurred on January 1, 1995: (i) the acquisition by the Company of the properties purchased from January 1, 1995 through December 31, 1995, (ii) the formation of the Community Center Joint Ventures and the related acquisition of the Community Center Properties which occurred on November 17, 1995, (iii) the sale by the Company of 2,875,000 Common Shares in January 1995, (iv) the sale by the Company of Fixed Rate Notes in May 1995, (v) the sale by the Company of 4,215,000 Depositary Shares representing 9.5% Class A Cumulative Redeemable Preferred Stock in November and December 1995, (vi) the sale by the Company of 1,600,000 Depositary Shares representing 9.44% Class B Cumulative Redeemable Preferred Stock,
     (vii) the sale by the Company of 175,000 Depositary Shares representing 9.44% Class B Cumulative Redeemable Preferred Stock in January 1996, (viii) the sale by the Company of 2,611,500 Common Shares in March 1996 and (ix) the sale by the Company of $ 4 million of Medium Term Notes in the fourth quarter of 1995 and $53 million of Medium Term Notes during the first quarter of 1996.

     Suchpro forma information is based upon the historical consolidated results of operations of the Company for year ended December 31, 1995, giving effect to the transactions described above. The pro forma condensed consolidated statement of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Developers Diversified Realty Corporation Form 10-K for the year ended December 31, 1995, respectively.

     The unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
- -------------------------------------------------------------------------------

(unaudited)                                                              Pro Forma Adjustments
                                                                     -----------------------------
                                                                                         Preferred
                                                                                       Share, Common
                                                                      Adjustments        Share and      Company
                                                        Company      As Previously          Debt        Pro Forma
                                                       Historical     Reported (a)       Offerings     (Unaudited)
                                                        ---------    ---------           ---------      ---------
Revenues from rental properties                         $ 103,640    $   5,137    (b)    $      --      $ 108,777
Management fees and other income                            4,165        1,074    (h)                       5,239
                                                        ---------    ---------           ---------      ---------

                                                          107,805        6,211                  --        114,016
                                                        ---------    ---------           ---------      ---------

Operating and maintenance                                   9,098        1,390    (b)                      10,488
Rent and real estate taxes                                 12,593          477    (b)                      13,070
Depreciation and amortization                              21,865          919    (b)                      22,784
General and administrative expenses                         6,378          100    (b)                       6,728
                                                                           250    (j)
Interest expense                                           29,595        2,707    (b)         (316) (k)    19,269
                                                                          (374)   (c)       (5,083) (l)
                                                                            18    (d)         (351) (m)
                                                                        (6,731)   (e)
                                                                        (2,880)   (f)
                                                                         2,684    (i)
                                                        ---------    ---------           ---------      ---------
                                                           79,529       (1,440)             (5,750)        72,339
                                                        ---------    ---------           ---------      ---------
Income (loss) before equity in net
   income (loss) of joint ventures,
   gains on sales of land and
   extraordinary item                                      28,276        7,651               5,750         41,677

Equity in net income of
      joint ventures                                          486        3,888    (g)                       4,374

Gain on sale of land                                          300                                             300
                                                        ---------    ---------           ---------      ---------
Income before extraordinary
  item                                                  $  29,062    $  11,539           $   5,750      $  46,351
                                                        =========    =========           =========      =========

Per share data:
    Income before extraordinary item
    available to common shareholders:
    Primary                                             $    1.48                                       $   1.49 (n)
                                                        =========                                       =========
   Fully diluted                                        $    1.47                                       $   1.48 (n)
                                                        =========                                       =========

Weighted average number of common
shares (in thousands):
   Primary                                                 18,780                                          21,573
                                                        =========                                       =========

   Fully diluted                                           18,937                                          21,730
                                                        =========                                       =========


DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
- --------------------------------------------------------------------------------
(unaudited)

(a) Pro forma adjustments as previously reported represent adjustments for those transactions enumerated in the Company's December 31, 1995 Form 10-K. Such adjustments are summarized in (b), (c), (d), (e), (f), (g), (h), (i) and (j) below.

(b) Reflects revenues and expenses of the properties acquired during 1995, for the period January 1, 1995 through December 31, 1995, as follows:

                                                                Real
                                        Date                    Estate    Operating
           Shopping Center             Acquired    Revenues     Taxes    Maintenance    Depreciation    Interest
- ------------------------------------   --------    --------    -------   -----------    ------------    --------
Airport Square, Toledo, OH             02/24/95    $    203    $    20    $     15       $     55       $    152
North Road Plaza, Orangeburg, SC (1)   03/22/95           -          -           -              -              -
Northtowne, Anderson, SC (1)           03/22/95           -          -           -              -              -
Wando Crossing, Mt. Pleasant, SC       03/30/95         388         25          24             89            248
Jacksonville Regional Shopping
   Plaza, Jacksonville, FL             03/31/95         383         53          48             83            242
The Shoppes of  Boot Ranch, Palm
  Harbor, FL                           05/12/95         325         34          42             53            148
East Forest Plaza, Columbia, SC (1)    11/09/95          -          -           -              -              -
Eastwood Festival Centre,
   Birmingham, AL                      11/15/95       2,007        167         854            253            749
Enterprise Plaza, Huntsville, AL (1)   12/28/95          -          -           -              -              -
Greenridge Square Shopping
   Center, Grand Rapids, MI            12/29/95       1,831        178         407            386          1,168
                                                   --------    -------    --------       --------       --------
                                                   $  5,137    $   477    $  1,390       $    919       $  2,707
                                                   ========    =======    ========       ========       ========


         (1) No revenues or expenses have been included in the pro forma statement of operations since the center did not exist or was under construction in 1995.


     The general and administrative expenses of the Company have been adjusted by $100 to reflect increased expenses estimated to be incurred related to property management and leasing personnel.

(c) Reflects the reduction of interest costs relating to secured variable rate indebtedness effectively repaid with the proceeds from the sale of 2,875,000 common shares completed in January 1995.

(d) Reflects the net increase in interest cost of $18 relating to variable rate indebtedness repaid with the proceeds from the sale of $100 million 7-5/8% Fixed Rate Notes completed in May 1995. Pro forma interest incurred from the period January 1, 1995 through May 17, 1995 (date of issuance) on the Fixed Rate Notes is estimated at $2,802 and interest savings on the variable rate indebtedness repaid is estimated at $2,784.

(e) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 4,215,000 Depositary shares representing 9.5% Class A Cumulative Redeemable Preferred Stock in November and December 1995.

(f) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 1,600,000 Depositary Shares representing 9.44% Class B Cumulative Redeemable Preferred Stock in December 1995.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
(unaudited)

(g) Reflects the Company's interest in the Homart Community Center Joint Ventures formed to acquire the Homart Properties. The revenues and expenses of the Homart Properties for the period January 1, 1995 or date operations commenced, if later, through November 17, 1995, are as follows:

                                      SELECTED HOMART COMMUNITY CENTER PROPERTIES
                         ----------------------------------------------------------------------------
                                           Carmel                    Woodfield                Fairfax
                            Broadway      Mountain      Shoppers      Village     Carillon     Towne
                          Marketplace       Plaza       World (1)      Green       Place     Center (1)  Total Centers
                         -----------------------------------------------------------------------------------------------
Revenues                      $   3,763    $    6,095    $    4,005   $    9,335  $   3,319   $    4,157    $    30,674
                         -----------------------------------------------------------------------------------------------
Real Estate Taxes                   432           642           567          453        385          275          2,754
Operating &
  Maintenance                       294           315           965        2,628        421          421          5,044
Management Fees                     151           244           160          373        133          166          1,227
Depreciation                        649         1,011           431        1,231        515          651          4,488
Interest                          1,356         2,114           902        2,574      1,078        1,361          9,385
                         -----------------------------------------------------------------------------------------------
                                  2,882         4,326         3,025        7,259      2,532        2,874         22,898
                         --------------    ----------     ---------   ----------  ---------   -----------       --------
                              $     881    $    1,769     $     980   $    2,076  $     787   $    1,283          7,776
                         ================================================================================

Company pro rata share                                                                                               50%
                                                                                                          -------------
Equity in net income from Joint Venture                                                                   $       3,888
                                                                                                          =============

     (1) The Center opened in November 1994 and was in the lease up phase for a portion of 1995; therefore, the operating results may not be representative of the centers' financial results on a fully occupied basis.

          No revenues or expenses for the following Community Center Properties have been included in statement of operations since the property did not exist or was under construction in 1995:

                           New Hope Commons, Durham, NC
                           Perimeter Center, Atlanta, GA
                           Towne Center Prado, Marietta, GA
                           Independence Commons, Independence, MO
                           Shoppers World (Phase II), Framingham, MA

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
- --------------------------------------------------------------------------------
(unaudited)

(h) Represents Company share of management fees earned from the Community Center Joint Ventures.

(i) Represents interest expense on line of credit borrowings to fund the Company's equity investment in the Community Center Joint Ventures. The interest expense represents the estimated borrowings from January 1, 1995.

(j) The general and administrative expenses of the Company have been adjusted by $250 to reflect increased expenses estimated to be incurred related to property management, leasing personnel and other administrative costs.

(k) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 175,000 Depositary Shares representing 9.44% Class B Cumulative Redeemable Preferred Stock in January 1996.

(l) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 2,611,500 common shares completed in March 1996.

(m) Reflects the net decrease in interest cost of $351 relating to variable rate indebtedness repaid with the proceeds from the sale of the Medium Term Notes completed in the fourth quarter of 1995 and the first quarter of 1996. Pro forma interest incurred from the period January 1, 1995 through the date of issuance of the Notes is estimated at $3,944 and interest savings on the variable rate indebtedness repaid is estimated at $4,295.

(n) Pro forma income per common share is based upon the common shares assumed to be outstanding for the year. In accordance with the Accounting Principles Board Opinion No. 15, primary earnings per share before extraordinary item is calculated as follows:

         Undistributed loss:
         Income before extraordinary item . . . . . . . . . . . . . . . . . . .  $  46,351
            Less:
               Class A Share Preferred Share Dividends (1)  . . . . . . . . . .    (10,011)
               Class B Share Preferred Share Dividends (2)  . . . . . . . . . .     (4,189)
                                                                                 ---------
               Income before extraordinary item available for Common Shares . .     32,151
            Total dividends declared - $2.16 per common share . . . . . . . . .    (46,598)
                                                                                 ---------
            Undistributed loss                                                   $ (14,447)
                                                                                 =========

         Per share data:
           Dividends declared . . . . . . . . . . . . . . . . . . . . . . . . .  $    2.16
           Undistributed loss   . . . . . . . . . . . . . . . . . . . . . . . .      (0.67)
                                                                                 ---------
           Primary earnings per common share  . . . . . . . . . . . . . . . . .  $    1.49
                                                                                 =========
         Weighted average number of Common Shares:
            Primary earnings per common share   . . . . . . . . . . . . . . . .     21,573
                                                                                 =========
              Fully diluted . . . . . . . . . . . . . . . . . . . . . . . . . .     21,730
                                                                                 =========

(1) Represents the cumulative dividends payable at the stated rate of 9.5% on the liquidation amount of $105,375.
(2) Represents the cumulative dividends payable at the stated rate of 9.44% on the liquidation amount of $44,375.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
ESTIMATED TWELVE MONTH PRO FORMA STATEMENT OF
TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
- --------------------------------------------------------------------------------
(unaudited)

The following unaudited statement is a pro forma estimate of taxable income and funds available from operations of the Company for the year ended December 31, 1995. The pro forma statement is based on the Company's historical operating results for the twelve-month period ended December 31, 1995 adjusted for the effects of the Company's (i) 2,875,000 common share offering completed in January 1995, (ii) Fixed Rate Senior Note offering completed in May 1995, (iii) historical operations of the properties acquired during 1995, (iv) the formation of the Community Center Joint Ventures and the related acquisition of the Community Centers, (v) 4,215,000 Depositary Shares representing 9.5% Class A Cumulative Redeemable Preferred Stock completed in November and December 1995,
(vi) 1,775,000 depositary shares representing 9.44% Class B Cumulative Redeemable Preferred Stock completed in December 1995 and January 1996, (vii) 2,611,500 common share offering completed in March 1996, (viii) Medium Term Notes offerings completed in the fourth quarter of 1995 and the first quarter of 1996 and certain other items related to operations which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the financial statements of the Company and (ii) the pro forma condensed financial statements of the Company.

ESTIMATE OF TAXABLE NET OPERATING INCOME (IN THOUSANDS):

DDRC historical net income, exclusive of property depreciation and amortization (Note 1) . . .            $  47,370

Properties acquired during 1995 (prior to inclusion in DDRC financial results) - historical earnings from operations, as adjusted, exclusive of depreciation and amortization, including proportionate share of Community Center Joint Ventures depreciation and
   amortization (Note 2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,491

Pro forma adjustment reflecting the decrease in interest expense arising from the utilization  of
   the proceeds from the 2,875,000 common share offering . . . . . . . . . . . . . . . . . . .                  374

Pro forma adjustment reflecting the increase in interest expense arising from the issuance of
   Fixed Rate Senior Notes to repay variable rate indebtedness . . . . . . . . . . . . . . . .                  (18)

Pro forma adjustments reflecting the decrease in interest expense arising from the utilization
   of the proceeds from the $4,215,000 Class A Depositary Shares . . . . . . . . . . . . . . .                6,731

Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of
  the proceeds from the 1,775,000 Class B Depositary Shares  . . . . . . . . . . . . . . . . .                3,196

Pro forma adjustments reflecting the decreased in interest expense arising from the utilization of
  the proceeds from the 2,611,500 common share offering  . . . . . . . . . . . . . . . . . . .                5,083

Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of
  the proceeds from the issuance of Medium Term Notes to repay variable rate indebtedness  . .                  351

Estimated tax depreciation and amortization (Note 3):
    Estimated 1995 tax depreciation and amortization . . . . . . . . . . . . . . . . . . . . .              (16,545)

Pro forma tax depreciation for Properties acquired during 1995 including proportionate share
       of Community Center Joint Ventures depreciation and amortization  . . . . . . . . . . .               (3,167)
                                                                                                          ---------
    Pro forma taxable income before dividends deduction  . . . . . . . . . . . . . . . . . . .               45,866

    Estimated dividends deduction (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . .              (60,798)
                                                                                                          ---------
                                                                                                          $ (14,932)
                                                                                                          =========
Pro forma taxable net operating income . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $       -
                                                                                                          =========
ESTIMATE OF OPERATING FUNDS AVAILABLE (IN THOUSANDS):

Pro forma taxable operating income before dividends deduction  . . . . . . . . . . . . . . . .            $  45,866

    Add pro forma depreciation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               19,712

    Add non-cash loss on investment in joint venture . . . . . . . . . . . . . . . . . . . . .                  471
                                                                                                          ---------
Estimated pro forma operating funds available (Note 5) . . . . . . . . . . . . . . . . . . . .            $  66,049
                                                                                                          =========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
ESTIMATED TWELVE MONTH PRO FORMA STATEMENT OF
TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE

- --------------------------------------------------------------------------------
(unaudited)

Note 1 - The historical earnings from operations represents the Company's earnings from operations for the twelve months ended December 31, 1995 as reflected in the Company's historical financial statements.

Note 2 - The historical earnings from operations for the properties acquired during 1995 represent the revenues and certain expenses as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 1995 included elsewhere herein.

Note 3 - Tax depreciation for the Company is based upon the Company's tax basis in the properties which exceeds the historical cost basis, as reflected in the Company's financial statements in accordance with generally accepted accounting principles, by approximately $21 million before accumulated depreciation. The costs are generally depreciated on a straight-line method over a 40-year life.

Note 4 -  Estimated dividends deduction is calculated as follows:

             Common share dividend (21,573,000 x $2.16)           $  46,598
             Class A Preferred Shares                                10,011
             Class B Preferred Shares                                 4,189
                                                                  ---------
                                                                  $  60,798
                                                                  =========

Note 5 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DEVELOPERS DIVERSIFIED REALTY
                                     CORPORATION



Date        May  31, 1996            /s/ William H. Schafer
     ---------------------------     ------------------------------------------
                                     William H. Schafer
                                     Vice President and Chief Financial Officer